                                                                   Exhibit 10.36

                                                                   EXECUTED COPY

                           ALLIED CAPITAL CORPORATION
                         1919 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20006-2415



                                    AMENDMENT

                                                      Dated as of April 30, 2003

                      Re: $150,000,000 7.16% Senior Notes,
                              Due October 15, 2006


To the holder of the Notes named in
Schedule I attached hereto

Ladies and Gentlemen:

         Reference is hereby made to that certain Note Agreement dated as of October 15, 2001 (the "Note Agreement") between Allied Capital Corporation (the "Company"), and the Purchasers named in Schedule I thereto (the "Purchasers"), under and pursuant to which the Company issued and sold to the Purchasers 7.16% Senior Notes, due October 15, 2006 of the Company in an aggregrate principal amount of $150,000,000 (the "Notes"). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Note Agreement.

         The Company hereby agrees with you as follows:

         1. Amendment of Section 5.8 (Limitation on Debt; Interest Rate Swaps) of the Note Agreement.

                  (a) Section 5.8(e) of the Note Agreement is hereby amended in its entirety to read as follows:

                           "(e)     The Company will not and will not permit any
                  Consolidated Subsidiary to enter into any Interest Rate Swap except in the ordinary course of business pursuant to transactions that are entered into for bona fide purposes of managing the Company's interest rate and currency risk and not for speculation."

         2. Amendment of Section 8 (Interpretation of Agreement; Definitions) of the Note Agreement. Section 8 of the Note Agreement is hereby amended as follows:

                  (a) The definition of "Adequate Rating" is hereby added to the Note Agreement as follows:

                           "'Adequate Rating' means senior unsecured debt rating
                  of A- or higher by Standard & Poors Rating Services or Fitch Ratings, or a rating of A3 or higher by Moody's Investors Service."

                  (b) The definition of "Debt" in Section 8.1 of the Note Agreement is hereby amended by (i) adding a new clause "(e)" to read as hereinafter set forth, (ii) redesignating existing clause "(e)" as clause "(f)" and amending it in its entirety to read as hereinafter set forth, and (iii) amending the last paragraph thereof to read as follows:

                           "(e)     all liabilities under Interest Rate Swaps
                  entered into for the purpose of hedging currency risk with respect to Debt; and

                            (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through
                  (e) hereof.

                           Debt of any Person shall include all obligations of
                  such Person of the character described in clauses (a) through
                  (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. Any amount receivable by the Company or any of its Consolidated Subsidiaries under an Interest Rate Swap referred to in clause (e) above, as determined in accordance with the definition of Interest Rate Swap, shall apply as an offset in the calculation of the total amount of Debt only if (i) the counterparty in such Interest Rate Swap has an Adequate Rating or (ii) if such counterparty ceases to maintain an Adequate Rating, such counterparty has posted collateral for the benefit of the Company or the relevant Consolidated Subsidiary to secure any material amounts owing to the Company or such Consolidated Subsidiary under such Interest Rate Swap."

                  (c) The definition of "Interest Rate Swap" in Section 8.1 of the Note Agreement is hereby amended by deleting the second sentence of the definition in its entirety and replacing it in its entirety by the following:

                  "For the purposes of this Agreement, the amount of the obligation (whether positive or negative) under any Interest Rate Swap shall be the amount payable or receivable by the Company or any of its Consolidated Subsidiaries determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person based on the assumption that such Interest Rate Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Interest Rate Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined."

                  (d) The definition of "Priority Debt" in Section 8.1 of the Note Agreement is hereby amended by deleting the definition in its entirety and replacing it with the following:

                           "`Priority Debt' means (without duplication) the sum
                  of (i) all Debt of the Company and its Consolidated Subsidiaries secured by a Lien, (ii) all liabilities of the Company and its Consolidated Subsidiaries under Interest Rate Swaps entered into for the purpose of hedging interest rate risk with respect to Debt, if and only if such liabilities are secured by a Lien, (iii) all unsecured Debt of Consolidated Subsidiaries, and (iv) all unsecured liabilities of Consolidated Subsidiaries under Interest Rate Swaps entered into for the purpose of hedging interest rate risk with respect to Debt (excluding in each case, any Debt or liability owing to the Company or another Consolidated Subsidiary)."

         3. Representations and Warranties. The Company represents and warrants that as of the date hereof and after giving effect hereto:

                  (a) No Default or Event of Default exists under the Note Agreement;

                  (b)      The Company has not paid any fees or remuneration to
         (i) any Holder of Notes in connection with the solicitation of this Amendment or (ii) any other Holder of Indebtedness of the Company in connection with any amendment which relates solely to the subject matter of this Amendment pursuant to any agreement under which Indebtedness of the Company is outstanding;

                  (c) The execution and delivery of this Amendment by the Company and compliance by the Company with all of the provisions of the Note Agreement, as amended hereby:

                           (i)      is within the corporate powers of the
                  Company; and

                           (ii) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Charter or By-laws of the Company or any indenture or other agreement or instrument to which the Company is a party or by which it may be bound or result in the imposition of any liens or encumbrances on any property of the Company;

                  (d) The execution and delivery of this Amendment has been duly authorized by proper corporate action on the part of the Company (no action by the stockholders of the Company being required by law, by the Charter or By-laws of the Company or otherwise); this Amendment has been duly executed and delivered by the Company; and this Amendment and the Note Agreement, as amended by this Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable in accordance with their terms.

         4. No Legend Required. References in the Note Agreement or in any Note shall be deemed to be references to the Note Agreement as amended hereby and as further amended from time to time.

         5. Effect of Amendment. Except as expressly amended hereby, the Company agrees that the Note Agreement, the Notes and all other documents and agreements executed by the Company in connection with the Note Agreement in favor of the Holders of Notes are ratified and confirmed and shall remain in full force and effect.

         6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of (i) the Company and its successors and assigns and
(ii) the Holders of Notes and their respective successors and assigns, including each successive Holder or Holders of any Notes.

         7. Requisite Approval; Expenses. This Amendment shall not be effective until (a) the Company and the Holders of 51% in aggregate principal amount of the Notes have executed and delivered this Amendment, and (b) the Company shall have paid all reasonable fees, expenses and disbursements of Chapman and Cutler which are reflected in statements of such counsel rendered on or prior to the date of this Amendment. The Company shall also pay any other reasonable out-of-pocket expenses incurred by the Holders of Notes in connection with the consummation of the transaction contemplated by this Amendment.

         8. Governing Law. This Amendment shall be governed by and construed in accordance with New York law, including all matters of construction, validity and performance.

         9. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.



                                ALLIED CAPITAL CORPORATION


                                By:  /s/ Kelly A. Anderson
                                     -------------------------------------------
                                     Name:  Kelly A. Anderson
                                     Title: Executive Vice President & Treasurer

Allied Capital Corporation                     Amendment to 2001 Note Agreement



                                THE LINCOLN NATIONAL LIFE INSURANCE
                                   COMPANY

                                By: Delaware Investment Advisers, a series of Delaware Management Business Trust, its Attorney-In-Fact


                                     By /s/ Carl E. Mabry
                                        ----------------------------------------
                                        Name: Carl E. Mabry
                                        Title: Vice President


                                FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

                                By: Delaware Investment Advisers, a series of Delaware Management Business Trust, its Attorney-In-Fact



                                     By /s/ Carl E. Mabry
                                        ----------------------------------------
                                        Name: Carl E. Mabry
                                        Title: Vice President

Accepted as of the date first written above:

                                     FEDERATED MUTUAL INSURANCE COMPANY



                                     By /s/ Mark A. Hood
                                       -----------------------------------------
                                       Name: Mark A. Hood

Allied Capital Corporation                 Amendment to 2001 Note Agreement


                                           JOHN HANCOCK LIFE INSURANCE
                                           COMPANY


                                           By: /s/ Anthony J. Della Piana
                                               --------------------------------
                                               Name: Anthony J. Della Piana
                                               Title: Managing Director



                                           JOHN HANCOCK VARIABLE LIFE INSURANCE
                                           COMPANY


                                           By: /s/ Anthony J. Della Piana
                                               --------------------------------
                                               Name: Anthony J. Della Piana
                                               Title: Authorized Signatory



                                           INVESTORS PARTNER LIFE INSURANCE
                                           COMPANY


                                           By: /s/ Anthony J. Della Piana
                                               --------------------------------
                                               Name: Anthony J. Della Piana
                                               Title: Authorized Signatory

Allied Capital Corporation                     Amendment to 2001 Note Agreement



                                           NATIONAL LIFE AND ANNUITY INSURANCE
                                           COMPANY


                                           By: /s/ Thomas S. Leggett
                                               --------------------------------
                                               Name: Thomas S. Leggett
                                               Title: Associate Vice President
                                                      Public Bonds


                                           NATIONWIDE LIFE INSURANCE COMPANY


                                           By: /s/ Thomas S. Leggett
                                               --------------------------------
                                               Name: Thomas S. Leggett
                                               Title: Associate Vice President
                                                      Public Bonds



                                          SUN LIFE ASSURANCE COMPANY OF CANADA


                                           By:
                                               --------------------------------
                                               Name:
                                               Title:

Allied Capital Corporation                     Amendment to 2001 Note Agreement



                              SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                              By /s/ John N. Whelihan
                                 -----------------------------------------------
                                 Name:  John N. Whelihan
                                 Title: Vice President, U.S. Private
                                        Placements - For President

                              By /s/ Richard Gordon
                                 -----------------------------------------------
                                 Name:  Richard Gordon
                                 Title: Vice President, U.S. Public Bonds - For
                                        Secretary

Accepted as of the date first written above:

                                     USG ANNUITY & LIFE COMPANY
                                     EQUITABLE LIFE INSURANCE COMPANY OF
                                       IOWA
                                     GOLDEN AMERICAN LIFE INSURANCE
                                       COMPANY
                                     By: ING Investment Management, LLC


                                     By: /s/ Christopher P. Lyons
                                        ----------------------------------------
                                     Name: Christopher P. Lyons
                                     Title: Vice President

Allied Capital Corporation                     Amendment to 2001 Note Agreement

                                TRUSTMARK LIFE INSURANCE COMPANY

                                By: Advantus Capital Management, Inc.


                                    By: /s/ John Leiviska
                                       -----------------------------------------
                                        Name: JOHN LEVISKA
                                        Title:  VICE PRESIDENT

                                MINNESOTA LIFE INSURANCECOMPANY

                                By: Advantus Capital Management, Inc.

                                    By: /s/ John Leiviska
                                       -----------------------------------------
                                        Name: JOHN LEVISKA
                                        Title: VICE PRESIDENT

Accepted as of the date first written above:

                                PACIFIC LIFE INSURANCE COMPANY

                                By /s/ David C. Patch
                                   ---------------------------------------------
                                   Name:  David C. Patch
                                   Title: Assistant Vice President

                                By /s/ Cathy Schwartz
                                   ---------------------------------------------
                                   Name:  Cathy Schwartz
                                   Title: Assistant Secretary

Allied Capital Corporation                     Amendment to 2001 Note Agreement


                                SECURITY FINANCIAL LIFE INSURANCE CO.

                                By   /s/ Kevin W. Hammond
                                     -------------------------------------------
                                     Name:  Kevin W. Hammond
                                     Title: Vice President
                                            Chief Investment Officer

Allied Capital Corporation                    Amendment to 2001 Note Agreement


                                WOODMEN OF THE WORLD LIFE INSURANCE
                                  SOCIETY

                                By   /s/ Michael J. Shay
                                     -------------------------------------------
                                     Name: Michael J. Shay
                                     Title: Securities Department Manager